Pursuant to Rule 497(k)

Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

AIG Global Trends Fund

(the “Fund”)

Supplement dated June 6, 2018

to the Summary Prospectus dated February 28, 2018

On June 5, 2018, the Board of Trustees (the “Board”) of SunAmerica Specialty Series, on behalf of the Fund, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate and dissolve the Fund. Accordingly, the Board approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about July 27, 2018 (the “Liquidation Date”).

Suspension of Sales. Effective 4:00 p.m. (Eastern Time) on June 15, 2018, shares of the Fund will no longer be available for purchase; however, the Fund will continue to accept reinvestments of dividends and capital gain distributions from existing shareholders. To the extent there are any dividend payments on or after June 15, 2018, they will be automatically reinvested in additional shares of the Fund, unless you elected to receive them in cash or automatically reinvest them in shares of other funds. The Fund’s distributor will waive the distribution and account maintenance fees payable under the Fund’s 12b-1 plans as of June 15, 2018.

Liquidation of Assets. The Fund anticipates converting all portfolio securities to cash equivalents as it prepares to distribute its assets to shareholders. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund on the Liquidation Date. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund at the time of Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares and receive the net asset value thereof, less any applicable contingent deferred sales charge (“CDSC”), in accordance with the terms set forth in the Fund’s Prospectus. However, any such applicable CDSC will be waived for shareholders who remain in the Fund until the Liquidation Date. In addition, at any time prior to the Liquidation Date, shareholders may exchange their Fund shares for shares of the same class of any other fund distributed by AIG Capital Services, Inc., and that offers exchangeability, in accordance with the terms set forth in the Fund’s Prospectus.

U.S. Federal Income Tax Matters. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that such a shareholder who receives an amount in liquidation of the Fund in excess of his or her tax basis will realize a capital gain, and such a shareholder who receives an amount in liquidation of the Fund less than his or her tax basis will realize a capital loss. Certain limitations on the current deductibility of losses may apply. Consult with your tax adviser for details.

Retirement Accounts. Unless a shareholder or other financial intermediary on behalf of such shareholder, provides instructions otherwise, Fund shares held on the Liquidation Date in Individual Retirement Accounts or other retirement accounts will be exchanged for shares of the AIG Government Money Market Fund, a series of SunAmerica Money Market Funds, Inc., to avoid penalties that may be imposed under the Internal Revenue Code if Fund shares were redeemed in cash. Shareholders may obtain a copy of the Prospectus of the AIG Government Money Market Fund by calling 1-800-858-8850. Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

This Supplement should be retained with your Prospectus for future reference.

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